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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------





We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated April 7, 1997 on our audits of the consolidated financial statements and consolidated financial statement schedules of PICO Holdings, Inc. We also consent to the reference to our Firm under the caption "Experts".





                                                       COOPERS & LYBRAND, L.L.P.





San Diego, California
May 6, 1998







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